UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of Earliest Event Reported):
June 24, 2008

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666
(Address of principal executive offices) (Zip Code)

(757) 766-1500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 24, 2008, J. Victor Chatigny, Group Vice President - Position/Vibration/Piezo of Measurement Specialties, Inc. (the “Company”), announced his resignation, effective June 1, 2009.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2008, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Company’s by-laws (the “By-laws” and as amended and restated, the “Amended By-laws”). The amendments to the By-laws include the following:

•
Section 1.1 (Registered Office and Registered Agent) was amended to delete the name and the address of the Company’s registered agent in New Jersey and to provide that the Company’s registered agent and registered office in New Jersey may be changed from time to time by the Company.

•	Section 1.2 (Place of Business) was amended to delete the address of the Company’s former principal office.

•
Section 2.4 (Fixing Record Date) was amended to extend the maximum number of days prior to a shareholders meeting that the Board may set the record date for purposes of determining the shareholders entitled to notice or to vote at such meeting from 50 days to 60 days.

•
Section 2.5 (Notice of Meetings of Shareholders) was amended to (i) extend the maximum number of days prior to a shareholders meeting that the Company may send to its shareholders notice of such meeting from 50 days to 60 days prior to the date of such meeting and (ii) broaden to the full extent of New Jersey law the manner in which the Company may deliver notice of a shareholders meetings, including by electronic transmission.

•
Section 2.12 (Advance Notice of Nominations and Shareholder Business) was added to provide that a shareholder may nominate persons for election to the Board or bring other business before a shareholders meeting only by delivering prior written notice to the Company’s corporate secretary and complying with certain other requirements. With respect to an election or vote to be held at an annual meeting of shareholders, such notice generally must be received by the Company’s corporate secretary not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day before the first anniversary of the preceding year’s annual meeting. The shareholder’s notice must include certain information as to each person whom the shareholder proposes to nominate for election as a director or as to each matter of business that the shareholder proposes to bring before a shareholders meeting. The shareholder’s notice must also include certain information as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made.

•
Section 3.8 (Actions of the Board) was amended to provide that the act of the Board shall require the vote of a majority of the directors present at a meeting of the Board.  Section 3.8 previously required the vote of 70% of the directors present at such meeting.

•	Section 3.11 (Notice of Meetings of the Board, Adjournment) was amended to provide that notice to directors of a Board meeting may be sent by electronic mail or other electronic transmission.

•
Section 3.13 (Executive and Other Committees) was amended to provide for a Nominating Committee and to standardize quorum requirements and meeting notice procedures for Board committees, which previously had been included in the charter for the respective committee.

•
Section 3.14 (Compensation) was amended to clarify that the Board may by resolution authorize a fixed sum of compensation and reimbursement of expenses to be paid to directors for their attendance at meetings of the Board and Board committees.

•
Section 5.1 (Certificates), Section 5.2 (Lost or Destroyed Certificates) and Section 5.3 (Transfers of Shares) were amended to add direct registration provisions that will provide for the issuance and transfer of uncertificated, as well as certificated shares.

Miscellaneous revisions were made in connection with the foregoing revisions, including grammatical revisions and other nonsubstantive changes. The Amended By-laws were effective upon approval by the Board on June 24, 2008.  The descriptions of the changes to the By-laws contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended By-laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01. Other Events.

On June 25, 2008, J. Victor Chatigny, Group Vice President - Position/Vibration/Piezo of the Company entered into a stock sale plan (the “Plan”) with his broker.  The Plan provides for the periodic and orderly sale of up to 80,000 of Mr. Chatigny’s currently owned shares of the Company’s common stock, no par value, during the period between August 1, 2008 and June 30, 2009.  The Plan is intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  The Plan is motivated primarily by Mr. Chatigny’s desire to diversify his personal investments as he nears retirement as an officer of the Company, which will occur effective June 1, 2009, while minimizing the effect of such sales by spreading them over an extended period.  The sales are intended to provide additional liquidity for his retirement and for estate planning purposes.

The Plan specifies that up to 25,000 shares will be sold during each of the three-month periods beginning August 1, 2008 and November 1, 2008, and up to 15,000 shares will be sold during each of the three-month periods beginning February 1, 2009 and May 1, 2009, subject to certain minimum prices.  The Plan does not provide for “roll-overs” from prior periods if shares are not sold because the price of the Company’s common stock does not reach the minimum prices.

Rule 10b5-1 allows corporate officers and directors to adopt written plans at a time when they are not in possession of material, non-public information and by which they can sell shares in the future at predetermined times and price parameters.  Allowing diversification of portfolios, the pre-planned trades are executed as specified by the plan without further action by the officer and without regard to any non-public information the officer might receive after the plan has been adopted. As sales of common stock are executed in the future under the Plan, such sales will be reported in accordance with federal securities laws.  Except as may be required by law, the Company does not undertake to report modifications, terminations, transactions or other activities under the Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.2 Amended and Restated Bylaws of Measurement Specialties, Inc., dated June 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Frank D. Guidone
Frank D. Guidone
President and Chief Executive Officer

Date: June 27, 2008

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit

3.2	Amended and Restated Bylaws of Measurement Specialties, Inc., dated June 24, 2008.